Fees Summary	Sep. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,164,580,258.92
Previously Paid Amount	0.00
Total Fee Amount	178,297.24
Total Offset Amount	0.00
Net Fee	$ 178,297.24
Final Prospectus	false